                     Schedule to Exhibit 10.47


Exhibit 10.47 references three material contracts:

     Firm No Notice Transportation Agreement between Texas Gas
     Transmission Corporation and LG&E (8-Year Term), effective
     November 1, 1993, for the transmission of natural gas (the "8-Year Agreement").

     Firm No Notice Transportation Agreement between Texas Gas
     Transmission Corporation and LG&E (2-Year Term), effective
     November 1, 1993, for the transmission of natural gas (the "2-Year Agreement").

     Firm No Notice Transportation Agreement between Texas Gas
     Transmission Corporation and LG&E (5-Year Term), effective
     November 1, 1993, for the transmission of natural gas (the "5-Year Agreement").

Pursuant to Item 601(a) and the instructions thereto, as all of the listed contracts are substantially similar in all material respects, except as to the initial term (length in years) of the contracts, only the 8-Year Agreement has been filed with this Annual report on Form 10-K for the year ended December 31, 1993. The 2-Year Agreement and the 5-Year Agreement, while listed in the
Exhibit Index, have not been filed as Exhibits hereto.

As stated above, each contract is identical in all material respects, save for the initial term (length in years) as specified in "Article V. Term of Agreement." Under Article V, each contract became effective November 1, 1993, and each shall be automatically extended for an additional term of five years upon expiration of the initial term. The initial term of the 8-Year Agreement is eight years, expiring on October 31, 2001, while the initial term of the 5-Year Agreement is five years, expiring on October 31, 1998, and the initial term of the 2-Year Agreement is two years, expiring on October 31, 1995.

Contract No.  NO415





              FIRM NO NOTICE TRANSPORTATION AGREEMENT




                              between




                TEXAS GAS TRANSMISSION CORPORATION




                                and



                LOUISVILLE GAS AND ELECTRIC COMPANY
                           (8-YEAR TERM)




                             Effective





                         November 1, 1993

              FIRM NO NOTICE TRANSPORTATION AGREEMENT
                         Rate Schedule NNS

     THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Louisville Gas and Electric Company, a Kentucky corporation, hereinafter referred to as "Customer,"

                            WITNESSETH:

     WHEREAS, Customer was receiving a firm, bundled city-gate sales service from Texas Gas on May 18, 1992, under provisions of a sales service agreement effective November 1, 1992; and

     WHEREAS, Customer desires to continue receiving the equivalent transportation service formerly embedded in its bundled sales service, or portion thereof, as no-notice service; and

     WHEREAS, Texas Gas desires to provide and Customer desires to receive such no-notice service under its NNS Rate Schedule on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:

                      ARTICLE I.  DEFINITIONS

1.1  The definitions in Section 3 of Rate Schedule NNS, as well as
Section 1 of the General Terms and Conditions of Texas Gas's FERC
Gas Tariff, are hereby incorporated by reference and made a part of this Agreement.

                       ARTICLE II.  QUANTITY

2.1 Pursuant to Texas Gas's Rate Schedule NNS and subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas at the Point(s) of Receipt in Exhibit "A" hereunder, gas for transportation and Texas Gas agrees to receive, transport, and re-deliver to Customer at the Point(s) of Delivery in Exhibit "B" hereunder, the daily and seasonal quantities of gas set forth herein. The parties agree that the transportation service provided hereunder shall be a firm service provided by combining pipeline capacity (the "Nominated" portion of the service) and storage capacity (the "Unnominated" portion of the service) into a single transportation service.

2.2 The maximum daily quantity of gas which Texas Gas shall be obligated to transport and re-deliver to Customer, and which Customer shall be obligated to receive, is Customer's applicable Contract Demand expressed on a seasonal basis as set forth below:

          Daily
     Contract Demand                                MMBtu/d

     Winter                                         61,634
     Summer                                         45,000
     Shoulder Month (April)                         57,480
     Shoulder Month (October)                       61,634

2.3 The above Contract Demands consist of a Nominated Daily Quantity, for which Customer is responsible for scheduling the delivery of gas supplies into Texas Gas's system, and an Unnominated Daily Quantity, which is automatically delivered from storage by Texas Gas to meet Customer's requirements. Those quantities, expressed on a seasonal basis, are set forth below:

     Nominated Daily Quantity                       MMBtu/d

     Winter                                         49,000
     Summer (except October)                        45,000
     October                                        49,000

     Unnominated Daily Quantity                     MMBtu/d

     Winter                                        12,634
     Shoulder Month (April)                         6,317
     Shoulder Month (October)                       8,844

2.4  Customer's Excess Unnominated Daily Quantity shall be 6,163
MMBtu per day, which is ten percent (10%) of its Winter Contract
Demand.

2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal
Quantity Entitlements as set forth below:

          Seasonal
     Quantity Entitlement                     MMBtu

          Winter                              8,740,000
          Summer                              7,026,667

2.6 A portion of Customer's Winter Quantity Entitlement consists of unnominated quantities of gas delivered by Texas Gas from storage. The maximum net quantity of gas Texas Gas is obligated to deliver to Customer from storage during any Winter Season is Customer's Unnominated Seasonal Quantity, which is 1,516,000 MMBtu. In addition to scheduling the receipt of Customer's Summer Quantity Entitlement, Customer is also responsible for the re-delivery each summer of that portion of Customer's Unnominated Seasonal Quantity actually used the prior winter, as more fully set forth herein.

2.7 Customer shall reimburse Texas Gas for the Quantity of Gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. Texas Gas may adjust the fuel retention percentage as operating circumstances warrant pursuant to Section 16 of the General Terms and Conditions; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days written notice before changing such percentage.

2.8 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of Customer's Contract Demand.

2.9 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's suppliers in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of the Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.10 Customer shall have the right to elect to reduce its Daily Contract Demand by an amount up to the Daily Contract Demand which was contracted for by Customer to serve any end use customer of Customer which is bypassed to Texas Gas. Any such reduction right, if exercised by customer providing thirty (30) days prior written notice, shall be effective on the day which such end use Customer commences receipt of direct or indirect deliveries of natural gas from Texas Gas. To the extent that Texas Gas bypasses an end-use customer of Customer and Texas Gas enters into a firm contract with the end-use customer pursuant to which the end-use customer shall be responsible for the transition costs associated with such Contract Demand, Texas Gas shall adjust any Order 636 transition costs billed to Customer to reflect Customer's loss of such end-use customer load. If Customer recommences service to any such end-use customer, in whole or in part, Customer's Daily Contract Demand may be increased, at Customer's request, by an amount up to the prior such reduction made for that particular end-use customer, subject to the availability of capacity and FERC authorization, if applicable.

                    ARTICLE III. SCHEDULING OF
                CUSTOMER'S NOMINATED DAILY QUANTITY

3.1 This Article III only applies to the scheduling of the Nominated Daily Quantity portion of Customer's Contract Demand and not to the Unnominated Daily Quantity of Unnominated Seasonal
Quantity delivered from storage.

3.2 Customer shall be obligated five (5) working days prior to the end of each month to furnish Texas Gas with a schedule of the estimated daily quantity(ies) of gas it desires to be received, transported, and redelivered for the following month. Such schedules will show the quantity(ies) of gas Texas Gas will receive from Customer at the Point(s) of Receipt, along with the identity of the supplier(s) that is delivering or causing to be delivered to Texas Gas quantities for Customer's account at each Point of Receipt for which a nomination has been made.

3.3 Customer shall give Texas Gas, after the first of the month, twenty-four (24) hours notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. If Customer's nomination change does not require Texas Gas to interrupt service to another customer, Texas Gas will agree to waive this 24-hour prior notice and implement nomination changes requested by customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both receipt and delivery points, and receive PDA's reflecting this nomination change at both receipt and delivery points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

            ARTICLE IV. POINTS OF RECEIPT AND DELIVERY
                   AND SUPPLY LATERAL ALLOCATION

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto, in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                   ARTICLE V. TERM OF AGREEMENT

5.1 This Agreement shall become effective November 1, 1993, and shall remain in full force and effect for a primary term of eight
(8) years ending October 31, 2001. At the end of such primary term, or any subsequent rollover term, this Agreement shall automatically be extended for an additional rollover term of five
(5) years, unless Customer terminates this Agreement at the end of such primary or rollover term by giving Texas Gas at least 365 days advance written notice prior to the expiration of the primary term or any subsequent rollover term.

                 ARTICLE VI. POINT OF MEASUREMENT

6.1 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits A, A-I, and B herein. In the event of a line loss or leak between the Point of Measurement and the Point of receipt, the loss shall be determined in accordance with the methods described in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of First Revised Volume No. 1 of Texas Gas's FERC Gas Tariff.

                      ARTICLE VII. FACILITIES

7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of receipt, Point(s) of Delivery, and Point(s) of Measurement, shall be installed, owned, and operated as specified in Exhibits A, A-I, and B herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4 and 1.5 of Texas Gas's FT Rate Schedule. Customer shall only be responsible for the installed cost of any new facilities described in this
Section if agreed to in writing between Texas Gas and Customer.

                  ARTICLE VIII. RATES AND CHARGES

8.1 Unless otherwise agreed to in writing by Texas Gas and Customer, Customer shall pay to Texas Gas each month a Reservation Charge which shall consist of the applicable Contract Demand as specified in this Agreement multiplied by the applicable demand rate per MMBtu. The Reservation Charge shall be billed as of the effective date of this Agreement. Unless otherwise agreed to in writing by Texas Gas and Customer, Customer shall also pay Texas Gas the Maximum Commodity Rate per MMBtu of gas delivered by Texas Gas for no-notice transportation services rendered to Customer up to Customer's applicable Contract Demand. For all gas quantities delivered in excess of Customer's applicable Contract Demand on any day, Customer shall pay the NNS Overrun Rate per MMBtu, as described in the NNS Rate Schedule. In addition, Customer shall pay any and all currently effective demand or commodity surcharges, including but not limited to, the GRI Funding Unit, the FERC ACA

Unit Charge, Texas Gas's Take-or-Pay surcharge, and Order 636
Transition Costs surcharge.

     If Texas Gas declares force majeure which renders it unable to perform service for Customer under this Agreement either in whole or part, then Customer shall be relieved of its obligation to pay NNS demand charges for that part of its NNS contract demand affected by such force majeure event until the force majeure event is remedied.

     Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of Texas Gas's FERC Gas Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Delivery for transportation service herein, Customer will continue to pay the monthly reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is delivered up to Customer's applicable Contract Demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's Seasonal Quantity Entitlement. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in
Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Texas Gas's tariff, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in
Section 24 of the General Terms and Conditions of Texas Gas' FERC
Gas Tariff.

                    ARTICLE IX. WINTER SERVICE

9.1 Customer will only be required to nominate into Texas Gas's system a quantity of gas up to the Nominated Daily Quantity.


9.2 In addition to the Nominated Daily Quantity actually scheduled by Customer, Texas Gas will adjust deliveries from storage up to Customer's Unnominated Daily Quantity to meet Customer's city-gate requirements up to Customer's Winter Contract Demand.

9.3 In addition, Customer may exceed its Unnominated Daily Quantity by a quantity equal to its Excess Unnominated Daily Quantity (i.e. 10% of its Winter Contract Demand) for up to two consecutive gas days without a penalty; however, total deliveries to the Customer may not exceed the Customer's Winter Contract Demand. Texas Gas will notify the Customer within four (4) hours of the end of the gas day in which Customer has exceeded its Unnominated Daily Quantity. If the Customer does not cease taking such Excess Unnominated Daily Quantity from Texas Gas's storage after two consecutive gas days, then pipeline may assess a penalty of $15 per MMBtu of such excess gas taken and may issue an operational flow order requiring Customer to immediately inject additional gas supply and/or reduce city-gate deliveries so that the customer is no longer exceeding his Unnominated Daily Quantity.

9.4  Monthly Maximum Withdrawal: No more than 50% of Customer's
Unnominated Seasonal Quantity shall be withdrawn in any consecutive thirty (30) day period.

9.5 Seasonal Minimum and Maximum Withdrawal: No more than 105% of Customer's Unnominated Seasonal Quantity shall be withdrawn by March 1; provided further, that no less than 68% and no more than 100% of Customer's Unnominated Seasonal Quantity shall be withdrawn by April 1 (the end of the Winter Season).

9.6 Adjusted Unnominated Daily Quantity: As Customer's Unnominated Seasonal Quantity (USQ) is withdrawn, that portion of Customer's Unnominated Daily Quantity (UDQ) available to Customer shall be adjusted. Customer's Adjusted Unnominated Daily Quantity (UDQ) shall be equal to the greater of its average winter daily unnominated quantity (i.e., Customer's USQ divided by the total number of Winter days the UDQ is available) or the applicable percentage of its Unnominated Daily Quantity (UDQ) as set forth in the following table:

          % USQ Withdrawn                % UDQ Available

               75%                            90%
               80%                            85%
               85%                            80%
               90%                            75%

     Notwithstanding the adjustments described above, Customer's
UDQ shall be available for a total of 120 days each Winter Season.

9.7 During the Winter Season, Texas Gas will also inject gas into storage on a best efforts basis as part of NNS service. Although such injections will be done on a best efforts basis, Texas Gas will be presumed, unless it gives notice to the contrary, to be able to inject into storage such quantities of gas as to take into account routine variations in no-notice deliveries. If Texas Gas is unable to make such best efforts injections, it will advise Customer by posting on its electronic bulletin board. However, no presumption will exist for non-routine situations (e.g. injections in excess of 15% of Customer's Winter Contract Demand or sustained injections of more than five days) and Customer must give 24 hours advance written notice to Texas Gas of quantities it desires to inject into storage, so that Texas Gas can determine the extent to which it can make such injections and adjust its operations accordingly.

                     ARTICLE X. SUMMER SERVICE

10.1 Texas Gas shall deliver to Customer at the city-gate during each Summer Season up to the Customer's Summer Contract Demand and Summer Quantity Entitlement as nominated by Customer.

10.2 Pursuant to the provisions set forth below, Customer shall deliver in kind to Texas Gas during each Summer Season a quantity of gas equal to that portion of Customer's Unnominated Seasonal Quantity actually utilized by Customer (including any in-field transfers pursuant to Section 25.8(c) of the General Terms and Conditions of this tariff) during the prior Winter Season (as well as any Shoulder Month quantities delivered to customer during the Summer Season). Customer shall reserve and utilize such portion of its Summer Contract Demand as necessary to redeliver such volumes into storage.

10.3 Maximum Daily Injection Quantity: To protect the storage formations and allow uniform filling of the storage reservoirs, Customer will be required to adhere to certain injection limits (calculated as a percentage of the Unnominated Seasonal Quantity), throughout the summer injection period. During the Summer Season Customer may, on a daily basis, inject according to the following table:

     % of Unnominated               Maximum Available
     Seasonal Quantity              Injection Rate
         Injected                       % of USQ

          0% - 65%                       1.3%
          65% - 90%                      1.1%
          > 90%                          0.6%

10.4 Inventory verification tests will be conducted on a semiannual basis. These tests require the temporary suspension of individual storage field activities (injections and withdrawals) for a period of approximately two weeks. If conditions will not permit the full maximum daily injection or withdrawal quantity, Texas Gas may temporarily adjust the limit and allow make-up quantities on succeeding days. Texas Gas will provide at least 45 days prior notice in regard to the scheduling of these shut-in periods.

10.5 During the Summer Season (except as provided in Section 11 below), Texas Gas will also withdraw gas from storage on a best efforts basis as part of the NNS service. Although such withdrawals will be done on a best efforts basis, Texas Gas will be presumed, unless it gives notice to the contrary, to be able to withdraw from storage such quantities of gas as to take into account routine variations in no-notice services. If Texas Gas is unable to make such best efforts withdrawals, it will advise Customer by posting on its electronic bulletin board. However, no presumption will exist for non-routine situations (e.g. withdrawals in excess of 10% of Customer's Winter Contract Demand or sustained withdrawals of more than five days) and Customer must give 24 hours advance written notice to Texas Gas of quantities it desires to withdraw from storage, so that Texas Gas can determine the extent to which it can make such withdrawals and adjust its operations accordingly.

10.6 To assist Texas Gas's operational and maintenance scheduling through the Summer Season, Customer will notify Texas Gas by April 1 of each year, with updates monthly, of the quantities it intends to inject monthly during the immediately upcoming Summer Season; such injection schedule provided by Customer is a best efforts estimate and may be revised as necessary. Texas Gas will use its reasonable efforts to coordinate its test, maintenance, alteration and repair activities during such Summer Season to accommodate Customer's request.

              ARTICLE XI. SHOULDER MONTH FLEXIBILITY

11.1 During the Shoulder Months of April and October, Texas Gas will deliver to Customer at the city-gate the Customer's Shoulder
Month Contract Demand, which shall, unless otherwise agreed, be the sum of Customer's Summer Contract Demand, Customer's Excess

Unnominated Quantity and the applicable percentage as set forth below of Customer's Unnominated Daily Quantity for the Winter
Season:

     Shoulder Month  Percent of Unnominated Daily Quantity

       April                        50%
       October                      70%

     In the event that Customer's Unnominated Seasonal Quantity is available in quantities sufficient to support additional access to Customer's Unnominated Daily Quantity the applicable percentage available to Customer during such Shoulder Month will be as follows:

                     % of Unnominated               % of Unnominated
Shoulder Month       Seasonal Quantity Withdrawn    Daily Quantity
Available

April/October                  75%                    90%
                               80%                    85%
                               85%                    80%
                               90%                    75%
                               95%                    70%

     Although such Shoulder Month Contract Demand shall be available during any day of the Shoulder Month, it shall only be available for a maximum of fifteen (15) gas days during such month. However, Customer shall neither exceed nor be billed in excess of the applicable Winter Daily Contract Demand set forth in Article 2.2.

11.2 In the event that Customer's Unnominated Seasonal Quantity has been exhausted prior to the April Shoulder Month period, Customer shall retain access to fifty (50) percent of its Unnominated Daily Quantity up to an aggregate monthly total equivalent to ten (10) percent of Customer's Unnominated Seasonal Quantity, as set forth above from that date until April 30.

                    ARTICLE XII. MISCELLANEOUS

12.1 Texas Gas's Transportation Service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

12.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                             Texas Gas
Texas Gas Transmission Corporation
3800 Frederica Street
Post Office Box 1160
Owensboro, Kentucky 42302

Attention:   Gas Revenue Accounting (Billings and Statements)
             Nomination & Allocation (Nominations)
             Transportation & Exchange (Contractual Matters)
             Marketing Services (Other Matters)
             Fax #: 502/926-8686

                             Customer

Louisville Gas and Electric Company
220 West Main Street
Post Office Box 32010
Louisville, Kentucky  40232
Attention: Gas Supply Department

     The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's Tariff.

12.3 This Agreement shall be governed by the laws of the State of Kentucky.

12.4 Each party agrees to file timely all statements, notices, and petitions required under the Commission's Regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this Transportation Agreement.

12.5 All terms and conditions of Rate Schedule NNS and the attached Exhibits A, A-I, B, and C are hereby incorporated to and made a part of this Agreement.

12.6 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

12.7 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

12.8 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations, and orders of all governmental authorities having jurisdiction.

12.9 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, as indicated below.

ATTEST:                        TEXAS GAS TRANSMISSION CORPORATION

___________________________    By_________________________________
Secretary                             Vice President

Date of Execution by Texas Gas:

___________________________

WITNESSES:                     LOUISVILLE GAS AND ELECTRIC COMPANY


___________________________    By  WENDY C. HECK
                                      Vice President

___________________________    Attest:  BEVERLY J. BRADFORD


Date of Execution by Customer:

10-22-93

              Firm No-Notice Transportation Agreement
                            Exhibit "A"
                     Firm Point(s) of Receipt

                LOUISVILLE GAS AND ELECTRIC COMPANY
       Meter                                        Daily Firm
Zone   Number  Name                           Capacity (MMBtu)
1      2145    Claiborne                            13,455
1      9303    Helena #2                            10,000
1      8063    Pineville (LIG)                      20,000
1      2631    Calhoun Plant                         5,000
1      2020    Arkla-Perryville                     10,000
1      8760    Lonewa                               15,000
1      2102    Champlin                             16,715
3      9868    U.Cities-Barnsley (ref. #9404)       12,000
3      2399    ANR-Slaughters (ref. #8082)          20,000
SL     2774    Vermillon 256D                          951
SL     9342    Vermillon 255/256E                      225
SL     2776    S.S. 248D                             4,811
SL     2781    S.S. 247F                             3,592
SL     2782    Vermillon 267C                        1,254
SL     9446    NGPL - Lowry                          6,161
SL     9003    Egan                                 19,379
SL     9044    EDC-N. Parcperdue                     3,040
SL     9135    WC167/HIOS Mainline                   3,800
SL     2770    Vermillon 267F                        2,116
SL     2840    Unical - N Fresh Bayou               15,789
SL     2550    EI 293/308/315                       11,592
SL     2845    Lake Pagie                            3,007
SL     9471    Sohio                                 5,743
SL     9887    HIA-555/A-557A/A-556                  2,000
SL     2859    HIA-573B COMPLEX                     17,743
SL     9383    WC 293/HI 167/HI 167-166              4,819
SL     8147    Mamou (ref. #8046)                    2,092
SL     2790    Henry Hub                            26,682

Notes:  1)     Please refer to Sheet No. 14 in Texas Gas's FERC Gas
               Tariff, First Revised Volume No. 1 for Fuel
               Retention Percentages.

         2)    Further information on Receipt Point Description,
               Facilities, and MAOP can be found under the Receipt
               Point tab in Texas Gas's Gas Quest Manual.

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY

LATERAL      SEGMENT            METER NO.            SUPPLY POINT

North Louisiana
  Carthage - Haughton

                                2102                 Champlin
                                9805                 Delhi
                                9051                 Grigsby
                                9860                 Nelson-
                                                     Greenwood/Waskom
                                8116                 Texas Eastern
                                                     -Sligo
                                9884                 Valero-Carthage
  Haughton - Sharon
                                8003                 Barksdale
                                2455                 Beacon
                                9866                 Cornerstone-Ada
                                2173                 Crystal Oil-West
                                                     Arcadia
                                2340                 F.E. Hargraves
                                                     -Minden
                                2186                 LGI #1
                                2456                 McCormick
                                2459                 Minden Pan
                                                     -Am #1
                                2457                 Minden-Hunt
                                9819                 Nelson-Sibley
                                9461                 Olin-McGoldrick
                                2760                 Sligo Plant
                                9834                 Texaco-Athens
                                                     Sharon - East
                                2631                 Calhoun Plant
                                2202                 Ergon-Monroe
                                8760                 Lonewa
                                8020                 MRT-Bastrop
                                9302                 Munce
                                9812                 Par
                                                     Minerals/
                                                     Downsville
                                9823                 Reliance-Bernice
                                2612                 Reliance-West
                                                     Monroe
                                2634                 Southwest-Guthrie

  Sharon
                                2145                 Claiborne
                                2010                 Fina Oil-HICO
                                9818                 PGC-Bodcaw

                              Exhibit "A-1"
                       Secondary Points of Receipt
                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
  Sharon (Cont.)
                                2757                 Texas Eastern -
                                                     Sharon
                                2756                 Texas Eastern -
                                                     Sharon

                                (Master List)
West
  Iowa-Eunice
                                2091                 Caribbean-
                                                     China #1
                                2092                 Caribbean-
                                                     China #2
                                2093                 Caribbean-
                                                     China #3
                                9038                 Coastal/ANR-Iowa
                                9839                 Great Southern
                                                     - Woodlawn
                                8170                 Iowa
                                9445                 Kilroy Riseden-
                                                     Woodlawn
                                9890                 Source Petroleum
                                                     -S. Elton #1
                                9896                 Source Petroleum
                                                     -S. Elton #2
                                2883                 Tee Oil-Woodlawn
                                9802                 Trimble No. 1

  Mallard Bay-Woodlawn

                                2140                 California Co.
                                                     -South Thornwell
                                2615                 Caroline Hunt
                                                     Sands-S.
                                                     Thornwell
                                2170                 Cockrell-North Chalkley
                                9828                 Denovo-Lake
                                                     Arthur
                                2207                 Franks
                                                     Petroleum-
                                                     Chalkley
                                9028                 Gas Energy
                                                     Development
                                                     -Hayes
                                2355                 Humble-Chalkley
                                2383                 IMC Wintershall-
                                                     Chalkley
                                9848                 Lamson Onshore-
                                                     Mallard Bay

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
West (Cont.)
                                8071                 LRC-Mallard Bay
                                9813                 Rio Bravo
                                2701                 Samedan-N
                                                     Chalkley
                                2635                 Shell-Chalkley
                                2266                 South Mallard-
                                                     BayAmerical
                                2822                 Superior-S.
                                                     Thornwell
                                9879                 Total Minatone
                                                     -Bell City
                                2885                 Union Texas
                                                     -Welsh
                                2853                 Welsh Field
Southwest
  East Cameron-Lowry
                                2581                 E.C. 14
                                9872                 E.C. 9A
                                2033                 Little Chenlere
                                                     -Arco
                                2034                 Little Chenlere
                                                     -Linder
                                2392                 LRC-Grand
                                                     Chenlere

  Lowry-Eunice
                                2860                 Lake Arthur
                                9843                 Mobile-Lowry
                                9446                 NGPL - Lowry
                                2438                 Willis Meter
                                                     Station
                                2431                 Fletcher
                                                     -Schmeburger
                                2432                 Fletcher
                                                     -Patterson
                                2433                 Fletcher-IAMS
                                2434                 Fletcher-
                                                     Young/Bert
                                2436                 Caddo County,
                                                     OK
                                2437                 Washita County,
                                                     OK
South
  Egan-Eunice
                                9851                 Booher-Iota
                                9003                 Egan
             Offshore points
             entering at Egan   9130                 E.I. 278/S.S.
                                                     247F

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
South
             Offshore points    9131                 E.I. 278/S.S.
             entering at Egan                        248D
                                9128                 E.I. 299/S.S.
                                                     271A
                                9129                 E.I. 299/S.S.
                                                     271A/S.S.
                                                     271B
                                9122                 E.I. 320/325A
                                9123                 E.I. 342/366A
                                2793                 E.I. 342/372A
                                9399                 E.I. 342/384A
                                2787                 E.I. 342A
                                2767                 E.I. 342C
                                2786                 E.I. 343B
                                9363                 E.I. 349/349A
                                9364                 E.I.
                                                     349/349A/349B
                                9369                 E.I. 365A/365A/
                                                     348
                                2781                 S.S. 247F
                                2776                 S.S. 248D
                                2778                 S.S. 271A
                                2785                 S.S.
                                                     271B/271A/271B
                                2788                 E.I. 365
                                9342                 Vermillion
                                                     255/256E
                                2774                 Vermillion
                                                     256D
                                9105                 Vermillion
                                                     267/275A
                                9340                 Vermillion
                                                     267/287A
                                9341                 Vermillion
                                                     267/287A/276
                                9374                 Vermillion
                                                     267/289A
                                2782                 Vermillion 267C
                                2770                 Vermillion 267F
                                9159                 Vermillion
                                                     267/287A/277
Southeast
  Lafayette - Eunice
                                2153                 Branch-Cox
                                2125                 Calif. Co.-North
                                                     Duson
                                2137                 California Co.
                                                     -South Bosco #1

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
Southeast (Cont.)
                                2138                 California Co.
                                                     -South Bosco #2
                                2600                 Cayman-anslem
                                                     Coulee
                                9852                 CNG-South Rayne
                                2389                 Duson
                                9837                 Excel-Judice
                                8068                 Exch. O&G-No.
                                                     Maurice
                                2601                 Fina Oil-anslem
                                                     Coulee
                                8041                 Florida
                                2290                 Gulf Transport
                                                     -Church Pt
                                2148                 Maurice Cox
                                9906                 Quintana-South
                                                     Bosco
                                9005                 Rayne-Columbia
                                                     Gulf
                                2045                 Riceland-North
                                                     Tepetate
                                8067                 South Scott
                                2810                 Tidewater-North
                                                     Duson
                                8053                 Youngsville
  Henry-Lafayette
                                8190                 Faustina-Henry
                                2790                 Henry Hub
                                9822                 Cities Service
                                                     -Nunez
  Maurice - Freshwater
                                2147                 CNG-Hell Hole
                                                     Bayou
                                2203                 Deck Oil
                                                     -Perry/Hope
                                9808                 Duhon/Parcperdue
                                9044                 EDC-N.
                                                     Parcperdue
                                9160                 LLOG-Abbeville
                                2394                 LRC-Theall
                                9800                 May Petroleum
                                2424                 Mccain-Maurice
                                2748                 Parc Perdue
                                2749                 Parc Perdue 2
                                9830                 R&R Res-Abbeville
                                2706                 Sun Ray
                                2840                 Unical-N Fresh
                                                     Bayou

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
Southeast (Cont.)
  Morgan City - Lafayette
                                2064                 Amoco-Charenton
                                9803                 Atlantic
                                9809                 BH Petroleum-SE
                                                     Avery
                                2080                 Bayou Sale
                                                     -British Am
                                2085                 British
                                                     American-Ramos
                                9425                 Charenton
                                9047                 Florida Gas-E.B.
                                                     Pigeon
                                2454                 FMP/Bayou
                                                     Postillion
                                2750                 FMP/S Bayou
                                                     Pigeon
                                8059                 Franklin
                                2208                 Frantzen
                                9898                 Hadson-East
                                                     Bayou Pigeon
                                2188                 Lamson
                                9811                 Lanaux-Jeff
                                                     Island
                                9854                 Linder Oil-Bayou
                                                     Penchant
                                9853                 Linder Oil-
                                                     Garden City
                                2189                 Rutledge Deas
                                2636                 Shell-Bayou
                                                     Pigeon
                                9902                 Smith
                                                     Production-
                                                     Charenton
                                2035                 Southwest
                                                     -Jeanerette
                                9895                 Texaco-Bayou
                                                     Sale
                                8205                 Transco-Myette
                                                     Point
                                9829                 Trunkline
                                                     -Centerville
  Morgan City - Lafayette
                                2832                 Union Oil-Bayout
                                                     Pigeon
                                9350                 Vulcan
                                9835                 W.T. Burton-Lake
                                                     Palourde
                                9040                 ANR-Calumet
                                                     (Rec.)

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
Southeast (Cont.)

             Offshore points
             entering at Calumet
                                2583                 EI 273A
                                2158                 EI
                                                     273A/273A/284B
                                2584                 EI 273B
                                2834                 EI 276C
                                2771                 EI 287D
                                2151                 EI 292B
                                9339                 EI 292B/286I
                                2550                 EI 293/308/315
                                2773                 EI 307E
                                2154                 EI 309C
                                2155                 EI 309G
                                2157                 EI 309H
                                9886                 EI
                                                     309H/309H/309J
                                2156                 EI
                                                     314F/309C/314F
                                2780                 SMI 11C
                                2425                 SMI 161
                                2783                 SS 204/219
  Blk. 8-Morgan City
                                2198                 Bois D'Arc
                                9142                 Bois D'Arc
                                                     -Pelican Lake
                                2109                 Chevron-Block
                                                     8
                                2638                 Coon Point
                                2845                 Lake Pagle
                                9817                 Linder Oil-Bayou
                                                     Piquant
                                2460                 Peltex Deep
                                                     Saline #1
                                2480                 SS 41
                                9471                 Sohio
                                9888                 Star Oil & Gas
                                                     -Bay Junop
                                2755                 Texaco-Bay Junop
                                9836                 Texaco-Dog Lake
                                2463                 Toce Oil
                                2850                 Union Oil-N.
                                                     Lake Pagle
                                9883                 Zelt-Lake Pagle
  Thibodaux-Morgan
  City                          2250                 A. Glassell
                                                     Chacahoula
                                2047                 Alliance
                                                     Exploration
                                9029                 Coastal
                                                     -Chacahoula

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
Southeast (Cont.)

             Thibodaux-Morgan
             City (Cont.)
                                2835                 Lake Palourde
                                9873                 Linder Oil
                                                     -Chacahoula
                                2440                 Magna-
                                                     Chacahoula #1
                                2445                 Magna-St.
                                                     John #2
                                2470                 Patterson
                                                     -Chacahoula
                                2135                 Simon Pass
East
             Bosco-Eunice
                                2015                 Amerada Hess
                                2016                 Amerada Hess
                                                     -South
                                                     Lewisburg
                                2385                 D.B.
                                                     Mcclinton #1
                                2240                 Faul Energy
                                9844                 Germany Oil
                                                     -Church Point
                                2288                 Great
                                                     Southern-
                                                     Mowata #2
                                9804                 Great
                                                     Southern-
                                                     Mowata #3
                                2289                 Great
                                                     Southern
                                                     -South
                                                     Lewisburg
                                8145                 Ritchie
                                9119                 Sevarg
                                2740                 Superior-Pure
HIOS         Offshore points
             entering at
             ANR-Eunice         9035                 ANR-Eunice
                                9135                 WC 167/HIOS
                                                     Main Line

                                                     HI 247
                                2868                 HIA-244A/
                                                     A-231

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
HIOS         Offshore points
             entering at ANR-Eunice
             (Cont.)                                 HI 283
                                9894                 HIA-283/
                                                     A-231A

                                2855                 HIA-285/A-282

                                                     HI 303
                                2858                 HIA A-302/
                                                     A-303

                                                     HIA-345
                                2863                 HIA-334A/
                                                     A-335
                                9327                 HIA-345/
                                                     A-325A

                                                     HIA-498
                                2536                 HIA-498/462/
                                                     VARIOUS
                                2867                 HIA-462
                                9375                 HIA-477/
                                                     A-462/
                                                     A-486
                                2534                 HIA-498/A-489
                                2533                 HIA-498/
                                                     A-489/
                                                     A-474
                                2535                 HIA-498/
                                                     A-489/
                                                     A-499
                                9371                 HIA-498/A-490
                                2856                 HIA-498/A-517

                                                     HIA-539
                                2537                 HIA-539/A-480
                                9365                 HIA-539/A-511
                                9376                 HIA-539/A-532
                                9328                 HIA-539/A-550
                                9901                 HIA-539/
                                                     A-552/A-551
                                9889                 HIA-539/
                                                     A-552/A-553
                                2539                 HIA-539/A-567
                                9380                 HIA-539/A-568

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
HIOS         Offshore points
             entering at ANR-
             Eunice (Cont.)                          HIA-555
                                2857                 HIA-531A
                                2861                 HIA-536C
                                2862                 HIA-537B
                                9127                 HIA-537B/
                                                     A-537D/A-556
                                9308                 HIA-555
                                9125                 HIA-555/
                                                     A-537D/A-556
                                9887                 HIA-555/
                                                     A-557A/A-556

                                                     HIA-573
                                2859                 HIA-573B
                                                     COMPLEX
                                9909                 HIA-573/
                                                     A-384/GB 224
                                2542                 HIA-595CF
                                                     COMPLEX

                                                     HIA-582
                                9165                 HIA-582/
                                                     A-561A
                                9133                 HIA-582/
                                                     EB 110
                                9134                 HIA-582/
                                                     EB 165
                                9377                 HIA-582/EB-
                                                     160/VARIOUS
W.C. 294
                                9026                 WC 167/132
                                9396                 WC 293/
                                                     HI 120/
                                                     HI 120-128
                                9383                 WC 293/
                                                     HI 167/
                                                     HI 167-166
                                2838                 WC 294
                                9136                 WC 167/
                                                     Near Shore

                             Exhibit "A - 1"
                       Secondary Points of Receipt

                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT

Mainline
  Bastrop-Eunice
                                2020                 Arkla-
                                                     Perryville
                                9870                 Channel
                                                     Explo.-
                                                     Chicksaw Creek
                                9826                 Delhi-Ewing
                                8112                 Evangeline
                                2361                 Guffrey
                                                     -Millhaven
                                9877                 Hadson-Olla/
                                                     Summerville
                                9814                 Hogan-Davis
                                                     Lake
                                8147                 Mamou
                                8063                 Pineville
                                                     (LIG)
                                3800                 Pooling
                                                     Receipt-
                                                     Zone O
  Bastrop-Eunice

                                9832                 Wintershall
                                                     -Clarks
  Bastrop-North
                                2399                 ANR-
                                                     Slaughters
                                2061                 BeeHunter
                                2072                 Blair
                                8125                 Dyersburg
                                2373                 HarKen/
                                                     Addison-
                                                     G #1
                                2352                 HarKen/Cox
                                2376                 HarKen/I.C.C.
                                                     #12
                                2379                 HarKen/I.C.C.
                                                     #15
                                2022                 HarKen/I.C.C.
                                                     #16
                                2381                 HarKen/I.C.C.
                                                     #17
                                2367                 HarKen/I.C.C.
                                                     #9
                                9530                 HarKen/Murray
                                2362                 HarKen/P.
                                                     Gannon
                                                     Est. #1
                                2351                 HarKen/Qualls
                                2966                 HarKen/
                                                     Stearman #1
                                2960                 HarKen/W. Ky.
                                                     #1

                             Exhibit "A - 1"
                       Secondary Points of Receipt


                                 SUPPLY
LATERAL      SEGMENT            METER NO.            SUPPLY POINT
Mainline (Cont.)

             Bastrop-North
             (Cont.)
                                2962                 HarKen/W. Ky.
                                                     #2
                                2375                 HarKen/W. Ky.
                                                     #6
                                2087                 Heathville
                                                     -Trenton
                                9303                 Helena #2
                                9876                 Hux Oil
                                                     -Russellville
                                1715                 Lebanon-
                                                     Columbia
                                1247                 Lebanon-
                                                     Congas
                                1859                 Lebanon-Texas
                                                     Eastern
                                9527                 Liberty-South
                                                     Hill
                                3801                 Pooling
                                                     Receipt-
                                                     Zone 1
                                9525                 Pride Energy
                                                     No. 1
                                9931                 Reynolds-
                                                     Narge
                                                     Creek
                                2648                 Spears
                                5700                 Storage
                                                     Receipt
                                9868                 United Cities
                                                     -Barnsley

                                              EXHIBIT "B"
                                       FIRM POINT(S) OF DELIVERY

                                  LOUISVILLE GAS AND ELECTRIC COMPANY
       Nomination
Point  Meter                                                                  MAOP      MDP*
No.    No.        Name/Description                               Facilities   (psig)    (psig)
- ----------------------------------------------------------------------------------------------

1.     1529       Louisville Gas and Electric Company Z-4
                  BARDSTOWN ROAD - LON 85-36-0, LAT 38-12-0,
                    Jefferson County, KY (#1524)                 (1)          675       400
                  BEDFORD-LG&E - LON 85-18-15, LAT 38-34-30,
                    Trimble Countym, KY (#1523)                  (1)          810       400
                  CRESTWOOD - LON 85-25-15, LAT 38-20-0,
                    Oldham County, KY (#1525)                    (1)          810       400
                  DOE RUN - LON 86-2-30, LAT 37-55-30,
                    Meade County, KY (#1526)                     (1)          810       400
                  ELDER PARK - LON 85-25-0, LAT 38-22-0,
                    Oldham County, KY  (#1527)                   (1)          810       400
                  ELLINGSWORTH LANE - LON 85-33-0, LAT 38-13-15,
                    Jefferson County, KY (#1528)                 (1)          810       350
                  LAGRANGE - LON 85-24-15, LAT 38-24-0,
                    Oldham County, KY (#1531)                    (1)          810       400
                  PENILE ROAD - LON 85-47-0, LAT 38-6-0,
                    Jefferson County, KY (#1535)                 (1)          674       400
                  PRESTON STREET ROAD - LON 85-41-30, LAT 38-9-45,
                    Jefferson County, KY (#1536)                 (1)          674       400

*      Minimum Delivery Pressure
(1)    Measurement facilities are owned, operated, and maintained by Texas Gas Transmission
Corporation.

             Firm No.-Notice Transportation Agreement

                            Exhibit "C"
                      Supply Lateral Capacity

                LOUISVILLE GAS AND ELECTRIC COMPANY






                               Preferential Rights
Supply Lateral                             MMBtu/d

Zone 1 Supply Lateral(s)
- ------------------------

North Louisiana Leg:                        50,170
                                           -------
           Total Zone 1:                    50,170

Zone SL Supply Lateral(s)
- -------------------------

East Leg:                                        0
Southeast Leg:                              65,853
South Leg:                                  32,328
Southwest Leg:                              22,648
West Leg:                                        0
WC-294:                                      4,819
HIOS:                                       23,543
                                           -------

           Total Zone SL:                  149,191
                                           -------

           Grand Total:                    199,361
                                           -------